UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

New Horizons Fund	June 30, 2021
PRNHX	Investor Class
PRJIX	I Class
TRUZX	Z Class

T. ROWE PRICE NEW HORIZONS FUND

HIGHLIGHTS

■	U.S. small-cap stocks advanced in the six months ended June 30, 2021, as aggressive government stimulus spending and COVID-19 vaccine distribution drove a strong reopening trade.

■	The New Horizons Fund returned 9.88% in the first half of its fiscal year and outperformed the Russell 2000 Growth Index.

■

Positive stock selection in the health care and industrials and business services sectors contributed the most to relative performance. The consumer discretionary sector detracted from relative returns.

■	Our search for emerging growth companies and durable compounders continues unabated. We remain focused on identifying long-term winners that we are comfortable owning for many years.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Shareholder

Global stock markets produced strong returns during the first half of 2021, while rising yields weighed on returns in some bond sectors. Investor sentiment was buoyed by the reopening of developed market economies, unprecedented fiscal and monetary stimulus, and expectations that the economy would benefit from a release of pent-up demand.

All major global and regional equity benchmarks recorded positive results during the period. Developed market stocks generally outperformed emerging markets, while in the U.S., small-cap equities outpaced large-caps and value performed better than growth. The large-cap S&P 500 Index returned 15% and finished the period at a record high. The energy sector, which was the worst performer in 2020, was the leader for the six-month period amid a sharp increase in oil prices. Financial stocks also produced strong results as banks benefited from an increase in long-term interest rates, while the real estate sector was helped by a rollback in many pandemic-related restrictions. Utilities underperformed with slight gains.

Fiscal and monetary support remained a key factor in providing a positive backdrop for markets. President Joe Biden signed the $1.9 trillion American Rescue Plan Act into law in March, and the Federal Reserve kept its short-term lending rates near zero. However, as a result of strong economic growth, central bank policymakers revised their outlook in a somewhat less dovish direction near the end of the period and indicated that rate hikes could commence in 2023, which was earlier than previously expected.

The economic recovery was evident in a variety of indicators. According to the latest estimate, U.S. gross domestic product grew at an annualized rate of 6.4% in the first quarter of 2021 following 4.3% growth in the fourth quarter of 2020. Weekly jobless claims declined throughout the period to new pandemic-era lows, although the monthly nonfarm payroll report disappointed at times as employers struggled to fill positions. Meanwhile, overall profits for companies in the S&P 500 rose by nearly 53% year over year in the first quarter, according to FactSet—the best showing since late 2009.

However, less favorably, inflation concerns led to some volatility in the equity market and caused a sharp rise in longer-term Treasury yields in the first quarter. (Bond prices and yields move in opposite directions.) While inflation measures were above the Fed’s 2% long-term inflation target toward the end of our reporting period—core consumer prices, for example, recorded their largest annual increase (3.8%) since 1992 in May—investors seemed to accept the Fed’s determination that rising price pressures were due to transitory factors arising from the reopening of the global economy.

Longer-term Treasury yields trended lower as inflation expectations began to wane later in the period, but they still finished significantly higher than they were at the end of 2020. Rising yields were a headwind for many fixed income investors; however, high yield bonds, which are less sensitive to interest rate changes, produced solid results, and investment-grade corporate bonds also performed well amid solid corporate fundamentals.

As we look ahead, the central question for investors—assuming the economy’s recovery from the pandemic continues apace—is whether the returns on financial assets will be as robust. Valuations are elevated in nearly all asset classes, and, in some areas, there are clear signs of speculation. That said, a transformed global economic landscape is generating potential opportunities as well as risks. Post-pandemic trends have the potential to create both winners and losers, giving active portfolio managers greater scope to seek excess returns. It is not an easy environment to invest in, but our investment teams remain rooted in company fundamentals and focused on the long term, and they will continue to apply strong fundamental analysis as they seek out the best investments for your portfolio.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

FUND COMMENTARY

How did the fund perform in the past six months?

The New Horizons Fund returned 9.88% for the six months ended June 30, 2021. The fund outperformed the Russell 2000 Growth Index, which returned 8.98%, and the return of its peer group, the Lipper Mid-Cap Growth Funds Index, which rose 8.78%. (Returns for I and Z Class shares varied slightly due to their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Many of your fund’s top contributors hailed from the health care sector, where several holdings recorded large gains owing to pandemic-related tailwinds as they played a key role in the race to find a COVID-19 vaccine. Eurofins Scientific, a Luxembourg-headquartered bioanalysis company that performs clinical diagnostic testing of food, drugs, and other products, ranked among the largest contributors as soaring demand for coronavirus testing pushed its shares to multiyear highs. West Pharmaceutical Services, a contract manufacturer and packaging supplier for the drug industry, was a large contributor as the development and ensuing rollout of several vaccines drove demand for its contract manufacturing business and drug packaging products. Cloud software company Veeva Systems also added value. Shares of Veeva, which provides customer relationship and clinical data management services for life science companies, rose as its business stayed resilient amid the pandemic-driven economic downturn and grew strongly in the latest quarter, underscoring the company’s durable-growth profile. We believe that the pandemic has highlighted the unique capabilities of these holdings and will help drive strong growth even after the health crisis passes. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the industrials and business services sector, we had success with our position in Old Dominion Freight Line, whose shares rose to record levels as investors rewarded the trucking company’s steady business, growing market share, and solid fundamentals. Among information technology (IT) holdings, HubSpot led contributors as investors recognized the marketing and sales software company’s value in providing critical infrastructure for businesses during the pandemic and beyond.

Detractors came from various sectors and traced their weakness to company-specific reasons. Bright Horizons Family Solutions, the country’s largest provider of employer-sponsored child care, detracted from performance amid concerns that a lasting shift to working from home or hybrid work schedules could impact its growth outlook. Several large software holdings hurt returns as their shares recorded large declines following stellar performance in 2020 as steepening bond yields and rising interest rates early this year weighed on many fast-growing tech sector companies, including Brazilian fintech company StoneCo and business software vendor Coupa Software. Finally, real estate data and analytics company CoStar Group was a sizable detractor. CoStar shares declined after the company attempted to acquire a rival this year, an effort it subsequently abandoned, and reported solid earnings in April that nevertheless disappointed the market. We maintained positions in these holdings, which we believe are well-managed, innovative companies with strong business models and durable growth prospects over the long term.

How is the fund positioned?

Many of our largest purchases were in the IT sector, where we took advantage of share price declines early this year to add to several software and IT services names in which we have a high level of conviction. In addition to increasing our position in Coupa Software on weakness, we added to our holdings in identity authentication software company Okta, application development software company Atlassian, applications monitoring and analytics company Datadog, and cloud communications platform company Twilio. All these companies rank among the fund’s 25 largest holdings, reflecting our confidence that they will continue to take share and see growing demand as the pandemic underscored their role in providing critical infrastructure for businesses. As for sales, we eliminated Proofpoint from the portfolio after a private equity firm said that it would acquire the cybersecurity company in an all-cash deal valued at USD 12.3 billion. We also eliminated our position in mortgage data and analytics software company Black Knight, which has made a string of acquisitions in recent years, in favor of companies with stronger long-term organic growth prospects. The IT sector accounted for 35% of the fund’s assets at period-end, making it the largest sector in absolute terms and the largest overweight versus the benchmark.

In contrast, the consumer discretionary sector was a source of net selling over the period. Our largest trade in the sector was reducing furniture retailer RH after its shares climbed roughly 50% amid a pandemic-driven sales boom from second home purchases and demand for larger homes in the suburbs. We still maintain a position in RH, which has established a leading position in the attractive luxury market, and believe the retailer has a long revenue growth runway and significant margin improvement opportunity as it expands internationally. We eliminated gym operator Planet Fitness over concerns that the rising penetration of exercise apps would impact the company’s membership levels. However, we started a position in Wingstop, a uniquely positioned fast-casual restaurant with a stable, cash-generative business and strong management team. The company is a leader in mobile ordering in the quick-service category and plans to ramp up investment in its digital platform, a strategy that we think will pay off as it expands. As a result of these trades, our consumer discretionary allocation fell to roughly 7% of the fund’s assets and was the largest underweight sector against the benchmark at the end of June.

Health care, which accounted for nearly 28% of the fund’s assets at period-end, remains an important area of investment for the fund given its exposure to technology and innovation. Our allocation to health care rose slightly as we added to our positions in contract research organization West Pharmaceutical Services and cloud software company Veeva Systems, both of which we believe have strong growth drivers in place even after the coronavirus pandemic recedes. As for sales, we reduced our holding in Eurofins Scientific on strength and eliminated our position in medical device company Dexcom. The company, known for its continuous glucose monitoring products for diabetics, recently changed prices on some of its products, raising concerns that the move could weigh on profit margins.

What is portfolio management’s outlook?

Many of our largest holdings came under pressure early this year as investors rotated out of growth-focused companies in favor of value-oriented names but resumed their leadership by the second quarter. Although we were surprised by the strength and speed of the reversal in market leadership, our level of conviction in our holdings was unchanged. As quality-minded investors focused on durable growth compounders, we seek to identify companies with competitive differentiation, strong management teams, and solid balance sheets. We do not expect the world to abandon recent technology adoption on the other side of the pandemic. On the contrary, we believe that the past year has underscored the value afforded by new technologies and the long growth runway that lies ahead for our holdings.

The pursuit of emerging growth companies and durable compounders has been the objective of the New Horizons Fund since its inception in 1960. Thanks to the strengths of T. Rowe Price’s fundamental research platform and our disciplined investment process, we are confident that we are well positioned to continue generating strong performance for our shareholders over time.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater during periods of market disruption or volatility, are summarized as follows:

Market conditions. The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Small-cap stocks. Investments in securities issued by small-cap companies are likely to be more volatile than investments in securities issued by larger companies. Small-cap companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

Growth investing. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Note: ©2021, S&P Global Market Intelligence. Reproduction of any information, data or material, including ratings (Content) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (Content Providers) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/21
Veeva Systems	3.3%
Okta	3.0
Atlassian	2.7
Paylocity Holding	2.5
Booz Allen Hamilton	2.5
Coupa Software	2.5
HubSpot	2.4
Roper Technologies	2.2
Datadog	2.2
Waste Connections	2.2
CoStar Group	2.2
MSCI	2.1
Exact Sciences	2.0
West Pharmaceutical Services	2.0
Cable One	2.0
Twilio	1.8
Old Dominion Freight Line	1.7
Five9	1.7
Ceridian HCM Holding	1.5
Vail Resorts	1.5
Burlington Stores	1.5
Eurofins Scientific	1.5
Liberty Broadband	1.4
Rentokil Initial	1.3
StoneCo	1.2
Total	**50.9%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 93.3%		
COMMUNICATION SERVICES 3.6%		
Diversified Telecommunication Services 0.1%		
Sarana Menara Nusantara (IDR)	485,558,100	41,560
		41,560
Entertainment 0.0%		
Houzz, Acquisition Date: 6/3/14, Cost $6,575 (1)(2)(3)	877,600	4,204
OfferUp, Acquisition Date: 3/6/15, Cost $5,042 (1)(2)(3)	1,012,630	2,521
		6,725
Interactive Media & Services 0.1%		
Vimeo (2)	676,343	33,141
		33,141
Media 3.4%		
Cable One (4)	424,663	812,300
Liberty Broadband, Class C (2)	3,213,480	558,053
		1,370,353
Total Communication Services		1,451,779
CONSUMER DISCRETIONARY 6.5%		
Diversified Consumer Services 1.3%		
Bright Horizons Family Solutions (2)(4)	3,252,883	478,532
Legalzoom.com (2)	786,630	29,774
		508,306
Hotels Restaurants & Leisure 0.4%		
Wingstop	998,179	157,343
		157,343
Hotels, Restaurants & Leisure 1.5%		
Vail Resorts (2)	1,917,012	606,773
		606,773
Internet & Direct Marketing Retail 1.1%		
1stdibs.com, Acquisition Date: 2/7/19, Cost $26,469 (2)(3)	1,760,759	58,227
A Place for Rover, Acquisition Date: 5/25/18, Cost $2,132 (2)(3)	314,592	3,089
Coupang, Class A, Acquisition Date: 1/9/15, Cost $16,776 (2)(3)	5,958,970	236,744
Deliveroo Holdings, Acquisition Date: 9/12/17 - 5/16/19, Cost $46,943 (GBP) (2)(3)	26,419,400	100,129
Fiverr International (2)	167,526	40,623
Framebridge, EC, Acquisition Date: 5/19/20, Cost $2,186 (1)(2)(3)	2,186,159	560
		439,372
Specialty Retail 2.2%		
Burlington Stores (2)	1,881,954	605,970

MYT Netherlands Parent, ADR (2)	1,043,538	31,755
RH (2)	365,919	248,459
		886,184
Textiles, Apparel & Luxury Goods 0.0%		
Allbirds, Acquisition Date: 10/10/18 - 12/21/18, Cost $15,644 (1)(2)(3)	1,426,470	16,493
		16,493
Total Consumer Discretionary		2,614,471
CONSUMER STAPLES 1.0%		
Beverages 0.7%		
Boston Beer, Class A (2)	277,181	282,946
		282,946
Food Products 0.3%		
Freshpet (2)	621,327	101,251
		101,251
Total Consumer Staples		384,197
ENERGY 0.1%		
Oil, Gas & Consumable Fuels 0.1%		
Venture Global LNG, Series B, Acquisition Date: 3/8/18, Cost $2,981 (1)(2)(3)	987	4,530
Venture Global LNG, Series C, Acquisition Date: 5/25/17 - 3/8/18, Cost $25,849 (1)(2)(3)	7,166	32,893
Total Energy		37,423
FINANCIALS 3.2%		
Capital Markets 3.2%		
MarketAxess Holdings	934,778	433,354
MSCI	1,593,844	849,646
Total Financials		1,283,000
HEALTH CARE 25.2%		
Biotechnology 12.4%		
Abcam (GBP) (2)	9,578,915	183,178
ACADIA Pharmaceuticals (2)	1,458,509	35,573
Acceleron Pharma (2)	1,432,837	179,807
Acerta Future Payments, Acquisition Date: 6/30/21, Cost $27,838 (1)(2)(3)	27,838,122	24,960
ADC Therapeutics (2)	1,219,189	29,687
Agios Pharmaceuticals (2)	586,232	32,307
Akero Therapeutics (2)	651,808	16,171
Alector (2)	987,577	20,571
Allogene Therapeutics (2)	1,265,147	32,995
Alnylam Pharmaceuticals (2)	1,146,238	194,310

Annexon (2)	629,547	14,171
Apellis Pharmaceuticals (2)	1,625,393	102,725
Ardelyx (2)	928,985	7,042
Argenx, ADR (2)	1,030,131	310,142
Ascendis Pharma, ADR (2)	963,387	126,734
Avidity Biosciences (2)	1,213,899	29,995
BeiGene, ADR (2)	220,269	75,594
Blueprint Medicines (2)	1,012,887	89,094
C4 Therapeutics (2)	1,226,574	46,414
Centessa Pharmaceuticals, ADR (2)	646,603	14,361
Cerevel Therapeutics Holdings (2)	1,063,762	27,254
CRISPR Therapeutics (2)	309,655	50,130
Day One Biopharmaceuticals (2)	420,298	9,570
Day One Biopharmaceuticals, Acquisition Date: 2/2/21, Cost $5,214 (2)(3)	386,541	8,361
Denali Therapeutics (2)	1,559,154	122,300
Design Therapeutics (2)	370,447	7,368
Dicerna Pharmaceuticals (2)	948,185	35,386
Dynamics Special Purpose, Class A (2)(4)	1,457,618	14,489
Enanta Pharmaceuticals (2)	40,730	1,792
Exact Sciences (2)	6,570,648	816,797
Exelixis (2)	5,819,171	106,025
Fate Therapeutics (2)	886,276	76,920
Flame Biosciences, Acquisition Date: 9/28/20, Cost $7,914 (1)(2)(3)	1,208,219	7,914
FS Development Corp II, Class A (2)	818,388	8,184
Generation Bio (2)	2,203,886	59,285
Global Blood Therapeutics (2)	585,232	20,495
Homology Medicines (2)	1,235,622	8,983
Ideaya Biosciences (2)	519,854	10,912
IGM Biosciences (2)	539,719	44,905
Incyte (2)	2,130,740	179,259
Insmed (2)	3,474,470	98,883
Intellia Therapeutics (2)	656,742	106,333
Ionis Pharmaceuticals (2)	1,309,533	52,237
Iovance Biotherapeutics (2)	1,361,056	35,415
Karuna Therapeutics (2)	369,100	42,074
Kodiak Sciences (2)	1,656,069	154,014
Kronos Bio (2)	908,055	21,748
Kymera Therapeutics (2)	651,400	31,593
Lyell Immunopharma (2)	1,209,674	19,645
MeiraGTx Holdings (2)	766,434	11,880
Mersana Therapeutics (2)	759,230	10,310
Mirati Therapeutics (2)	734,781	118,689
Molecular Templates (2)	583,400	4,562
Monte Rosa Therapeutics (2)	789,431	17,920

Morphic Holding (2)	133,475	7,660
Neurocrine Biosciences (2)	564,749	54,961
Nurix Therapeutics (2)	1,122,903	29,791
Progenic Pharmaceuticals, CVR	1,890,800	–
Prothena (2)	1,483,220	76,252
PTC Therapeutics (2)	592,885	25,061
Radius Health (2)	727,795	13,275
RAPT Therapeutics (2)	1,282,690	40,777
Relay Therapeutics (2)	356,916	13,060
Replimune Group (2)	1,744,689	67,031
Rocket Pharmaceuticals (2)	1,082,300	47,935
Sage Therapeutics (2)	442,736	25,152
Sana Biotechnology (2)	567,550	11,158
Scholar Rock Holding (2)	1,458,425	42,148
Seagen (2)	850,526	134,281
Soaring Eagle Acquisition SPAC/Ginkgo Bio PIPE (2)(5)	774,404	6,942
Solid Biosciences (2)	1,957,676	7,165
Stoke Therapeutics (2)	28,238	950
TG Therapeutics (2)	461,151	17,888
Translate Bio (2)	300,033	8,263
Turning Point Therapeutics (2)	737,745	57,559
Ultragenyx Pharmaceutical (2)	1,902,838	181,436
uniQure (2)	624,881	19,246
Verve Therapeutics (2)	330,532	19,915
Xencor (2)	1,214,883	41,901
Zai Lab, ADR (2)	553,012	97,878
Zentalis Pharmaceuticals (2)	1,008,987	53,678
Zymeworks (2)	302,062	10,479
		5,019,305
Health Care Equipment & Supplies 5.0%		
Figs, Class A (2)	307,847	15,423
IDEXX Laboratories (2)	345,139	217,972
JAND, Class A, Acquisition Date: 4/23/15 - 3/9/18, Cost $26,928 (1)(2)(3)(4)	1,875,578	46,009
Lantheus Holdings (2)	516,363	14,272
Nevro (2)(4)	2,789,515	462,474
Novocure (2)	462,459	102,583
Outset Medical (2)	1,507,277	75,334
Shockwave Medical (2)	1,410,335	267,583
West Pharmaceutical Services	2,267,891	814,400
		2,016,050
Health Care Providers & Services 0.3%		
CM Life Sciences (2)	1,017,237	16,647
Guardant Health (2)	301,135	37,398

Privia Health Group (2)	1,149,492	51,003
		105,048
Health Care Technology 4.3%		
Doximity, Class A (2)(4)	499,312	29,060
Doximity, Series C, Acquisition Date: 4/10/14 - 3/22/18, Cost $8,769 (2)(3)(4)	3,788,978	209,493
Phreesia (2)(4)	2,713,397	166,331
Veeva Systems, Class A (2)	4,318,418	1,342,812
		1,747,696
Life Sciences Tools & Services 3.0%		
Adaptive Biotechnologies (2)	6,609,309	270,056
CM Life Sciences II (2)	828,125	11,138
CM Life Sciences II SPAC/SomaLogic PIPE (2)(5)	1,629,162	19,245
Eurofins Scientific (EUR) (2)	5,129,119	586,662
Olink Holding, ADR (2)	1,005,283	34,602
Repligen (2)	613,041	122,375
Sartorius Stedim Biotech (EUR)	293,790	139,048
Seer (2)	732,270	24,004
		1,207,130
Pharmaceuticals 0.2%		
Arvinas (2)	786,493	60,560
Atea Pharmaceuticals (2)	65,010	1,397
Cara Therapeutics (2)	473,940	6,763
Longboard Pharmaceuticals (2)(4)	296,514	2,704
Longboard Pharmaceuticals, Series A, Acquisition Date: 10/27/20, Cost $6,269 (2)(3)(4)	865,094	7,495
Reata Pharmaceuticals, Class A (2)	155,930	22,069
Zeneca, CVR, Acquisition Date: 7/18/13, Cost $0 (1)(2)(3)	288,910	–
		100,988
Total Health Care		10,196,217
INDUSTRIALS & BUSINESS SERVICES 20.0%		
Aerospace & Defense 1.2%		
Teledyne Technologies (2)	1,116,678	467,698
		467,698
Airlines 0.2%		
Wheels Up Partners, Class B, Acquisition Date: 9/18/15, Cost $22,696 (2)(3)(4)(6)	7,989,973	33,041
Wheels Up Partners, Class C, Acquisition Date: 6/22/17, Cost $18,460 (2)(3)(4)(6)	5,916,523	24,467
Wheels Up Partners, Class D, Acquisition Date: 5/17/19, Cost $30,921 (2)(3)(4)(6)	8,885,330	36,743
		94,251

Building Products 2.1%		
Armstrong World Industries (4)	3,864,248	414,479
Lennox International	839,592	294,529
Trex (2)	1,417,113	144,843
		853,851
Commercial Services & Supplies 4.1%		
Rentokil Initial (GBP)	78,106,627	534,967
Rollins	7,025,297	240,265
Waste Connections	7,387,445	882,283
		1,657,515
Industrial Conglomerates 2.2%		
Roper Technologies	1,898,212	892,539
		892,539
Machinery 1.7%		
Graco	297,837	22,546
RBC Bearings (2)	48,086	9,589
Toro	4,215,261	463,173
Xometry, Acquisition Date: 7/20/20 - 9/4/20, Cost $21,504 (2)(3)(4)	2,115,564	175,635
Xometry, Class A (2)(4)	371,971	32,507
		703,450
Professional Services 6.2%		
Booz Allen Hamilton Holding (4)	11,839,787	1,008,513
Clarivate (2)	7,374,467	203,019
CoStar Group (2)	10,551,220	873,852
TransUnion	3,414,474	374,943
Upwork (2)	454,017	26,465
		2,486,792
Road & Rail 1.7%		
Old Dominion Freight Line	2,688,529	682,349
		682,349
Trading Companies & Distributors 0.6%		
SiteOne Landscape Supply (2)	1,524,988	258,120
		258,120
Total Industrials & Business Services		8,096,565
INFORMATION TECHNOLOGY 32.5%		
IT Services 7.0%		
Endava, ADR (2)(4)	2,775,998	314,743
Flywire (2)	993,597	36,505
Okta (2)	5,014,118	1,226,854

ServiceTitan, Acquisition Date: 11/9/18 - 5/4/21, Cost $4,778 (1)(2)(3)	122,485	14,571
StoneCo, Class A (2)	7,504,357	503,242
Themis Solutions, Acquisition Date: 4/14/21, Cost $9,168 (1)(2)(3)(4)	408,330	9,168
Twilio, Class A (2)	1,820,424	717,538
		2,822,621
Semiconductors & Semiconductor Equipment 0.9%		
Entegris	2,849,857	350,447
		350,447
Software 24.6%		
Alclear Holdings, Acquisition Date: 9/4/15 - 2/16/18, Cost $54,367 (2)(3)(4)(6)	12,542,749	476,624
Atlassian, Class A (2)	4,195,984	1,077,780
Avalara (2)	1,258,982	203,703
Bill.com Holdings (2)	1,730,068	316,914
Ceridian HCM Holding (2)	6,440,279	617,752
Checkr, Acquisition Date: 6/29/18 - 12/2/19, Cost $18,150 (1)(2)(3)(4)	884,522	21,662
Coupa Software (2)(4)	3,805,384	997,429
Databricks, Acquisition Date: 7/24/20 - 8/28/20, Cost $5,376 (1)(2)(3)	111,936	19,854
Datadog, Class A (2)	8,548,153	889,692
Descartes Systems Group (2)(4)	4,594,208	317,735
DocuSign (2)	1,732,237	484,282
Duck Creek Technologies (2)	4,826,672	210,009
Evernote, Acquisition Date: 11/20/12, Cost $2,296 (1)(2)(3)	190,876	510
Five9 (2)(4)	3,660,242	671,252
HashiCorp, Acquisition Date: 6/25/20, Cost $10,040 (1)(2)(3)	385,718	17,265
HubSpot (2)	1,676,496	976,928
Monday.com (2)	84,563	18,907
nCino (2)(4)	4,971,668	297,902
PagerDuty (2)	3,783,522	161,102
Paylocity Holding (2)(4)	5,317,047	1,014,493
Procore Technologies (2)	154,514	14,671
Procore Technologies, Acquisition Date: 7/15/20 - 12/9/20, Cost $15,994 (2)(3)	295,858	26,687
Tanium, Class B, Acquisition Date: 9/24/20, Cost $7,493 (1)(2)(3)	657,558	7,493
Toast, Acquisition Date: 9/14/18 - 3/27/19, Cost $5,430 (1)(2)(3)	199,157	29,874
Xero (AUD) (2)	4,884,963	502,466
Zendesk (2)	3,483,105	502,751

Zenpayroll, Acquisition Date: 8/18/20 - 11/9/20, Cost $28,448 (1)(2)(3)	2,129,852	55,376
		9,931,113
Total Information Technology		13,104,181
MISCELLANEOUS 0.1%		
Miscellaneous 0.1%		
CM Life Sciences III (2)	1,506,464	16,496
Revolution Healthcare Acquisition (2)	2,480,297	24,877
Total Miscellaneous		41,373
REAL ESTATE 1.1%		
Real Estate Management & Development 1.1%		
Altus Group (CAD)	1,959,160	90,799
FirstService	2,128,747	364,569
Total Real Estate		455,368
Total Common Stocks (Cost $19,437,235)		**37,664,574**

CONVERTIBLE PREFERRED STOCKS 5.7%

COMMUNICATION SERVICES 0.1%		
Entertainment 0.1%		
Houzz, Series D, Acquisition Date: 6/3/14, Cost $19,726 (1)(2)(3)	2,632,810	12,611
OfferUp, Series A-2, Acquisition Date: 3/6/15, Cost $6,851 (1)(2)(3)	1,375,830	3,426
OfferUp, Series C, Acquisition Date: 3/6/15, Cost $11,641 (1)(2)(3)	2,337,940	7,856
OfferUp, Series C-1, Acquisition Date: 8/26/16, Cost $4,573 (1)(2)(3)	682,712	2,485
OfferUp, Series F, Acquisition Date: 7/1/20, Cost $2,026 (1)(2)(3)	884,802	2,203
Total Communication Services		28,581
CONSUMER DISCRETIONARY 0.7%		
Hotels, Restaurants & Leisure 0.4%		
Cava Group, Series E, Acquisition Date: 3/26/21, Cost $13,294 (1)(2)(3)	353,270	13,294
Cava Group, Series F, Acquisition Date: 3/26/21, Cost $42,096 (1)(2)(3)	1,118,688	42,096
Sweetgreen, Series F, Acquisition Date: 6/30/15, Cost $26,916 (1)(2)(3)(4)	3,509,234	53,270
Sweetgreen, Series G, Acquisition Date: 8/15/16 - 2/27/18, Cost $20,354 (1)(2)(3)(4)	2,261,542	34,330
Sweetgreen, Series I, Acquisition Date: 9/13/19, Cost $8,998 (1)(2)(3)(4)	526,213	7,988
		150,978

Internet & Direct Marketing Retail 0.3%		
A Place for Rover, Series G, Acquisition Date: 5/11/18, Cost $29,547 (2)(3)	3,924,648	38,536
Evolve Vacation Rental Network, Series 4, Acquisition Date: 8/15/14, Cost $906 (1)(2)(3)(4)	718,332	6,178
Evolve Vacation Rental Network, Series 5, Acquisition Date: 11/6/15, Cost $4,220 (1)(2)(3)(4)	1,727,442	14,856
Evolve Vacation Rental Network, Series 6, Acquisition Date: 1/18/17, Cost $8,679 (1)(2)(3)(4)	2,218,727	19,081
Evolve Vacation Rental Network, Series 7, Acquisition Date: 1/10/18, Cost $3,151 (1)(2)(3)(4)	433,698	3,730
Evolve Vacation Rental Network, Series 8, Acquisition Date: 3/29/18 - 6/15/18, Cost $17,862 (1)(2)(3)(4)	2,098,881	18,050
Evolve Vacation Rental Network, Series 9, Acquisition Date: 5/29/20, Cost $4,323 (1)(2)(3)(4)	745,950	6,415
Minted, Series E, Acquisition Date: 10/30/18, Cost $23,655 (1)(2)(3)(4)	1,756,494	11,242
Rent the Runway, Series F, Acquisition Date: 3/21/19, Cost $17,598 (1)(2)(3)	787,264	11,605
Rent the Runway, Series G, Acquisition Date: 4/30/20, Cost $8,790 (1)(2)(3)	596,324	8,790
		138,483
Textiles, Apparel & Luxury Goods 0.0%		
Allbirds, Series A, Acquisition Date: 10/10/18, Cost $5,119 (1)(2)(3)	466,735	5,397
Allbirds, Series B, Acquisition Date: 10/10/18, Cost $899 (1)(2)(3)	82,000	948
Allbirds, Series C, Acquisition Date: 10/9/18, Cost $8,595 (1)(2)(3)	783,670	9,061
Allbirds, Series Seed, Acquisition Date: 10/10/18, Cost $2,750 (1)(2)(3)	250,775	2,899
		18,305
Total Consumer Discretionary		307,766
CONSUMER STAPLES 0.1%		
Food Products 0.1%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17, Cost $9,029 (1)(2)(3)	488,972	16,117
Farmers Business Network, Series F, Acquisition Date: 7/31/20, Cost $10,408 (1)(2)(3)	314,865	10,378
Total Consumer Staples		26,495
FINANCIALS 0.2%		
Capital Markets 0.1%		
Trumid Holdings, Series J-A, Acquisition Date: 7/31/20, Cost $11,909 (1)(2)(3)(6)	24,002	12,121

Trumid Holdings, Series J-B, Acquisition Date: 7/31/20, Cost $7,186 (1)(2)(3)(6)	24,002	12,121
		24,242
Insurance 0.1%		
Go Maps, Acquisition Date: 4/26/21, Cost $4,422 (1)(2)(3)(4)	4,421,929	4,422
Go Maps, Series B, Acquisition Date: 12/15/17, Cost $9,940 (1)(2)(3)(4)	936,022	11,982
Go Maps, Series B-1, Acquisition Date: 5/15/19 - 7/29/20, Cost $2,147 (1)(2)(3)(4)	167,743	2,147
Jetclosing, Series A, Acquisition Date: 5/25/18, Cost $8,917 (1)(2)(3)(4)	4,570,635	6,596
Jetclosing, Series B-1, Acquisition Date: 7/13/20 - 2/25/21, Cost $8,764 (1)(2)(3)(4)	6,554,775	8,764
Jetclosing, Series B-2, Acquisition Date: 2/6/20, Cost $1,329 (1)(2)(3)(4)	1,168,452	1,563
		35,474
Total Financials		59,716
HEALTH CARE 1.6%		
Biotechnology 0.9%		
Caris Life Sciences, Series C, Acquisition Date: 8/14/20, Cost $15,671 (1)(2)(3)	5,677,732	45,990
Caris Life Sciences, Series D, Acquisition Date: 5/11/21, Cost $27,023 (1)(2)(3)	3,336,170	27,023
Genesis Therapeutics, Series A, Acquisition Date: 11/24/20, Cost $6,398 (1)(2)(3)(4)	1,252,670	6,398
Ginkgo Bioworks, Series E, Acquisition Date: 7/30/19 - 9/9/19, Cost $21,940 (2)(3)	148,007	65,673
Gyroscope Therapeutics, Series C-1, Acquisition Date: 3/30/21, Cost $11,712 (1)(2)(3)	5,091,986	11,712
Imago Biosciences, Series C, Acquisition Date: 11/12/20, Cost $7,930 (1)(2)(3)	6,565,376	7,930
Insitro, Series B, Acquisition Date: 5/21/20, Cost $7,412 (1)(2)(3)	1,189,622	21,759
Insitro, Series C, Acquisition Date: 4/7/21, Cost $15,759 (1)(2)(3)	861,590	15,759
Prime Medicine, Series B, Acquisition Date: 4/19/21, Cost $10,556 (1)(2)(3)	2,409,814	10,556
Ring Therapeutics, Series B, Acquisition Date: 4/12/21, Cost $13,087 (1)(2)(3)	1,422,490	13,087
Tempus Labs, Series D, Acquisition Date: 3/16/18, Cost $8,531 (1)(2)(3)	910,093	50,940
Tempus Labs, Series E, Acquisition Date: 8/23/18, Cost $11,140 (1)(2)(3)	665,388	37,986
Tempus Labs, Series F, Acquisition Date: 4/30/19, Cost $4,400 (1)(2)(3)	177,721	10,230
Tempus Labs, Series G, Acquisition Date: 2/6/20, Cost $4,334 (1)(2)(3)	113,018	6,537

Tempus Labs, Series G-2, Acquisition Date: 11/19/20, Cost $6,602 (1)(2)(3)	115,207	6,602
Tenaya Therapeutics, Series C, Acquisition Date: 12/17/20, Cost $7,935 (1)(2)(3)	3,829,501	7,935
Treeline, Acquisition Date: 4/9/21, Cost $10,457 (1)(2)(3)	1,335,884	10,457
		356,574
Health Care Equipment & Supplies 0.3%		
JAND, Series D, Acquisition Date: 4/23/15, Cost $15,460 (1)(2)(3)(4)	1,346,025	33,019
JAND, Series E, Acquisition Date: 3/9/18, Cost $24,677 (1)(2)(3)(4)	1,570,115	38,516
JAND, Series F, Acquisition Date: 4/3/20, Cost $21,615 (1)(2)(3)(4)	1,108,868	27,201
Kardium, Series D-5, Acquisition Date: 11/29/18, Cost $8,865 (1)(2)(3)(4)	9,149,620	9,294
Kardium, Series D-6, Acquisition Date: 1/8/21, Cost $18,745 (1)(2)(3)(4)	18,452,429	18,745
		126,775
Health Care Providers & Services 0.1%		
Babyco, Class A, Acquisition Date: 11/3/17, Cost $9,057 (1)(2)(3)(4)(6)	2,611,790	—
Capsule, Series D, Acquisition Date: 4/7/21, Cost $17,908 (1)(2)(3)	1,235,725	17,908
Color Health, Series D, Acquisition Date: 12/17/20, Cost $11,006 (1)(2)(3)	292,304	11,006
Color Health, Series D-1, Acquisition Date: 1/13/20 - 12/23/20, Cost $12,814 (1)(2)(3)	600,689	22,618
		51,532
Life Sciences Tools & Services 0.3%		
Inscripta, Series E, Acquisition Date: 3/30/21, Cost $18,372 (1)(2)(3)	2,080,677	18,372
National Resilience, Series B, Acquisition Date: 10/23/20, Cost $24,828 (1)(2)(3)	1,817,581	80,719
		99,091
Total Health Care		633,972
INDUSTRIALS & BUSINESS SERVICES 0.1%		
Aerospace & Defense 0.0%		
ABL Space Systems, Series B, Acquisition Date: 3/24/21, Cost $18,589 (1)(2)(3)	412,771	18,589
		18,589
Road & Rail 0.1%		
Convoy, Series C, Acquisition Date: 9/14/18, Cost $21,158 (1)(2)(3)	2,979,808	34,715

Convoy, Series D, Acquisition Date: 10/30/19, Cost $26,263 (1)(2)(3)	1,939,655	22,597
		57,312
Total Industrials & Business Services		75,901
INFORMATION TECHNOLOGY 2.9%		
IT Services 0.4%		
ServiceTitan, Series A-1, Acquisition Date: 11/9/18, Cost $55 (1)(2)(3)	2,099	250
ServiceTitan, Series D, Acquisition Date: 11/9/18, Cost $27,048 (1)(2)(3)	1,028,634	122,367
ServiceTitan, Series E, Acquisition Date: 4/23/20, Cost $1,606 (1)(2)(3)	47,506	5,652
ServiceTitan, Series F, Acquisition Date: 3/25/21, Cost $3,169 (1)(2)(3)	29,532	3,513
ServiceTitan, Series G, Acquisition Date: 6/28/21, Cost $1,631 (1)(2)(3)	13,714	1,631
Themis Solutions, Series AA, Acquisition Date: 4/14/21, Cost $2,064 (1)(2)(3)(4)	91,920	2,064
Themis Solutions, Series AB, Acquisition Date: 4/14/21, Cost $205 (1)(2)(3)(4)	9,150	205
Themis Solutions, Series B, Acquisition Date: 4/14/21, Cost $224 (1)(2)(3)(4)	9,990	224
Themis Solutions, Series E, Acquisition Date: 4/14/21, Cost $26,118 (1)(2)(3)(4)	1,163,260	26,118
		162,024
Software 2.5%		
Aurora Innovation, Series B, Acquisition Date: 3/1/19, Cost $8,834 (1)(2)(3)	956,010	18,792
Checkr, Series C, Acquisition Date: 4/10/18, Cost $25,265 (1)(2)(3)(4)	1,850,770	45,325
Checkr, Series D, Acquisition Date: 9/6/19, Cost $45,551 (1)(2)(3)(4)	1,505,994	36,882
Databricks, Series F, Acquisition Date: 10/22/19, Cost $25,522 (1)(2)(3)	594,243	105,400
Databricks, Series G, Acquisition Date: 2/1/21, Cost $12,785 (1)(2)(3)	72,081	12,785
Evernote, Series 1, Acquisition Date: 11/20/12, Cost $4,591 (1)(2)(3)	381,752	1,019
Evernote, Series 4, Acquisition Date: 5/2/12 - 11/20/12, Cost $14,562 (1)(2)(3)	1,210,758	4,335
Evernote, Series 5, Acquisition Date: 11/8/13, Cost $2,274 (1)(2)(3)	174,948	644
FLEXE, Series C, Acquisition Date: 11/18/20, Cost $17,689 (1)(2)(3)	1,453,824	17,689

PREFERRED STOCKS 0.6%		
HEALTH CARE 0.6%		
Health Care Equipment & Supplies 0.6%		
Sartorius (EUR)	518,030	269,639
Total Health Care		269,639
Total Preferred Stocks (Cost $47,752)		**269,639**

SHORT-TERM INVESTMENTS 0.8%		
Money Market Funds 0.8%		
T. Rowe Price Government Reserve Fund, 0.03% (4)(7)	317,713,359	317,713
Total Short-Term Investments (Cost $317,713)		**317,713**
Total Investments in Securities 100.4% of Net Assets (Cost $21,114,454)		**$ 40,547,970**

‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) See Note 2. Level 3 in fair value hierarchy.
(2) Non-income producing
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to $4,008,636 and represents 9.9% of net assets.
(4) Affiliated Companies
(5) A portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitment at June 30, 2021, was $24,036 and was valued at $26,187 (0.1% of net assets).
(6) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.
(7) Seven-day yield
ADR American Depositary Receipts
AUD Australian Dollar
CAD Canadian Dollar
CVR Contingent Value Rights

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2021. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
Alclear Holdings	$ —	$ 294,606	$ —
Armstrong World Industries	19,765	144,034	2,083
Babyco, Class A	—	—	—
Booz Allen Hamilton Holding	12,083	(20,328)	8,015
Bright Horizons Family Solutions	25,788	(130,897)	—
Cable One	10,940	(128,705)	2,031
Checkr	—	—	—
Checkr, Series C	—	—	—
Checkr, Series D	—	—	—
Coupa Software	24,091	(163,044)	—
Descartes Systems Group	8,778	42,035	—
Doximity, Class A	1	16,078	—
Doximity, Series C	—	200,724	—
Dynamics Special Purpose, Class A	—	(87)	—
Endava, ADR	2,391	80,355	—
Eurofins Scientific	155,944	88,246	—
Evolve Vacation Rental Network, Series 4	—	2,015	—
Evolve Vacation Rental Network, Series 5	—	4,844	—
Evolve Vacation Rental Network, Series 6	—	6,222	—
Evolve Vacation Rental Network, Series 7	—	1,216	—
Evolve Vacation Rental Network, Series 8	—	5,886	—
Evolve Vacation Rental Network, Series 9	—	2,092	—
FirstService	9,969	69,891	577
Five9	7,316	26,409	—
Genesis Therapeutics, Series A	—	—	—
Go Maps	—	—	—
Go Maps, Series B	—	—	—
Go Maps, Series B-1	—	—	—
Haul Hub, Series B	—	—	—
JAND, Class A	—	—	—
JAND, Series D	—	—	—
JAND, Series E	—	—	—
JAND, Series F	—	—	—
Jetclosing, Series A	—	—	—

Supplementary Investment Schedule

Affiliate		Value 12/31/20		Purchase Cost		Sales Cost		Value 06/30/21
1stdibs.com, Series D	$	43,896	$	—	$	26,469	$	—
Alclear Holdings		182,018		—		—		476,624
Armstrong World Industries		410,191		1,330		141,076		414,479
Babyco, Class A		—		—		—		—
Booz Allen Hamilton Holding		876,853		181,189		29,201		1,008,513
Bright Horizons Family Solutions		733,199		66,601		190,371		478,532
Cable One		861,462		82,552		3,009		812,300
Checkr		21,662		—		—		21,662
Checkr, Series C		45,325		—		—		45,325
Checkr, Series D		36,882		—		—		36,882
Coupa Software		*		562,812		53,898		997,429
Day One Bio, Series B		—		5,214		5,214		—
Descartes Systems Group		282,681		892		7,873		317,735
Doximity, Class A		—		12,983		1		29,060
Doximity, Series C		—		8,769		—		209,493
Dynamics Special Purpose, Class A		—		14,579		3		14,489
Endava, ADR		*		118,458		1,044		314,743
Eurofins Scientific		901,175		2,889		405,648		*
Evolve Vacation Rental Network, Series 4		4,163		—		—		6,178
Evolve Vacation Rental Network, Series 5		10,012		—		—		14,856
Evolve Vacation Rental Network, Series 6		12,859		—		—		19,081
Evolve Vacation Rental Network, Series 7		2,514		—		—		3,730
Evolve Vacation Rental Network, Series 8		12,164		—		—		18,050
Evolve Vacation Rental Network, Series 9		4,323		—		—		6,415
FirstService		326,015		970		32,307		*
Five9		629,563		19,747		4,467		671,252
Genesis Therapeutics, Series A		6,398		—		—		6,398
Go Maps		—		4,422		—		4,422
Go Maps, Series B		11,982		—		—		11,982
Go Maps, Series B-1		2,147		—		—		2,147
Haul Hub, Series B		*		4,318		—		13,003
JAND, Class A		46,009		—		—		46,009

The accompanying notes are an integral part of these financial statements.

June 30, 2021 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Horizons Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies. The fund has three classes of shares: the New Horizons Fund (Investor Class), the New Horizons Fund–I Class (I Class) and the New Horizons Fund–Z Class (Z Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/ loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2021, the fund realized $447,891,000 of net gain on $589,538,000 of in-kind redemptions.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2021 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2021. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2021, totaled $590,306,000 for the six months ended June 30, 2021. During the six months, transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Private Investments Issued by Special Purpose Acquisition Companies Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2021, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $8,926,731,000 and $10,074,378,000, respectively, for the six months ended June 30, 2021.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2021, the cost of investments for federal income tax purposes was $21,189,615,000. Net unrealized gain aggregated $19,358,356,000 at period-end, of which $19,707,733,000 related to appreciated investments and $349,377,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.35% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2021, the effective annual group fee rate was 0.28%. Effective May 1, 2021, Price Associates has contractually agreed, at least through April 30, 2023, to waive a portion of its management fee so that an individual fund fee of 0.30% is applied to the fund’s average daily net assets that are equal to or greater than $40 billion. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund. The total management fees waived were $4,000 and allocated ratably in the amounts of $2,000 for the Investor Class, $1,000 for the I Class, and $1,000 for the Z Class, for the six months ended June 30, 2021.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended June 30, 2021 as indicated in the table below. At June 30, 2021, there were no amounts subject to repayment by the fund. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2021, expenses incurred pursuant to these service agreements were $35,000 for Price Associates; $1,680,000 for T. Rowe Price Services, Inc.; and $2,924,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2021, the fund was charged $129,000 for shareholder servicing costs related to the college savings plans, of which $82,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2021, approximately 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price Funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) have invested. The Spectrum Funds do not invest in the underlying Price Funds for the purpose of exercising management or control. Prior to March 24, 2021, pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds were borne by each underlying Price Fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. These special servicing arrangements between the fund and the Spectrum Funds terminated on March 24, 2021. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2021, the fund was allocated $24,000 of Spectrum Funds’ expenses. Of these amounts, $15,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2021, approximately 4% of the outstanding shares of the Z Class were held by the Spectrum Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2021, approximately 96% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of June 30, 2021, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 243,044 shares of the I Class, representing less than 1% of the I Class's net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2021, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Effective January 1, 2020, Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended June 30, 2021, this reimbursement amounted to $490,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations and supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operation systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In that regard, at a meeting held on March 8–9, 2021 (Meeting), the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2020, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other direct and indirect benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Advisor bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. At the Meeting, the Board also approved a management fee waiver agreement that will result in a reduced individual fund fee rate applied to the fund’s average daily net assets that are equal to or greater than $40 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflect the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board by Broadridge in comparison with other mid-cap growth funds indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group) and second quintile (Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe). In addition, at the request of the Advisor, Broadridge compared the fund against peer groups consisting of small-cap growth funds. That information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Advisor and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 17, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	August 17, 2021